EXHIBIT 10.15
                           1992 EQUITY INCENTIVE PLAN
                       MEDIWARE INFORMATION SYSTEMS, INC.
                             STOCK OPTION AGREEMENT

                  THIS AGREEMENT, made as of the _____________________, by and between Mediware Information Systems, Inc., a New York corporation having its principal place of business at 1121 Old Walt Whitman Road, Melville, New York 11747 (hereinafter called the "Corporation"), and the individual whose name and residence appear on the last page of this Agreement (hereinafter called "Optionee").

                              W I T N E S S E T H:

                  WHEREAS, the Optionee is a key employee of the Corporation;
and

                  WHEREAS, as an incentive for the employee and as compensation and a benefit for serving as an employee, the Corporation has offered to issue, and the Optionee has agreed to accept, an option to purchase shares of common stock of the Corporation pursuant to the Equity Incentive Plan of the Company (the "Plan").

                  NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto hereby agree as follows:




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                  1. Grant of Option: Pursuant to and subject in all respects to the provisions of the Plan, the Corporation hereby grants to the Optionee, under the terms and conditions set forth in this Agreement and the Plan, as of the date hereof (the "Grant Date"), an Option to purchase the aggregate number of shares of common stock, par value $.10 per share, of the Corporation set forth below on the last page of this Agreement subject to adjustment in accordance herewith (which shares are hereinafter called "Option Shares"). The Option Shares may be purchased by exercising this Option in accordance with the terms of this Agreement, at the price of one dollar ($1.00) per share, which price is not less than the fair market value of a share of such common stock on the date of grant. Terms defined in the Plan shall have the same meaning in this Agreement unless the context requires otherwise.

                  2. Number of Shares and Other Terms of Option. The Option and exercisability of the Option shall be subject to the following terms and conditions, and all other terms and con- ditions set forth in the Plan or elsewhere in this Agreement:

                  The Option shall become exercisable to the extent of 25%, 50%, 75% and 100% of the Option Shares on the first, second, third and fourth anniversaries, respectively, of the first day of the month in which the Grant Date falls. The Option shall remain exercisable until May 31, 2004 unless earlier terminated as provided herein.


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                  This  Agreement  shall  be  subject  in  all  respects  to the provisions of the Plan and any rules or regulations or other determination of the Committee.

                  It is not intended that this Option shall be an incentive stock option for purposes of the Internal Revenue Code of 1986.

                  3. Transferability. This Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or the laws of descent and distribution or as specified in Section 5(g) of the Plan, and the Option may be exercised during the lifetime of the Optionee on by the Optionee or by his or her guardian or legal representative. The Optionee may designate a Beneficiary as provided in the Plan.

                  4. Exercisable only during Employment; Death. An Option may be exercised only during the continuance of the Optionee's employment, except as provided in clauses (a), (b) and (c) below and paragraph 5.

                         (a)  Termination.  If  an  Optionee's  employment  ter-
minates for any reason other than death, all exercisable portions or installments of the Option which are exercisable on the date of termination of employment shall be exercisable by the Optionee for a period of three (3) months following such termination; and

                         (b)  Death.  If an  Optionee  dies or  becomes  Totally
Disabled, the Option shall be exercisable to the extent provided in Section 5(f) of the Plan.


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                         (c)  Any  such   exercise   shall  be  subject  to  the
satisfaction of all other conditions to exercise contained in this Option and the Plan.

                  5. Early Termination; Confidential Information;
                     Forfeiture; Blue Pencil.

                         (a) To the extent enforceable under applicable law, the
Optionee hereby agrees that he or she (i) will not, without the Company's prior written consent, for a period of nine (9) months within the United States and Canada directly or indirectly, alone or as a partner, joint venturer, officer, director, employee, consultant, agent, independent contractor or significant shareholder of any company or business, engage in any business activity which is directly or indirectly in competition with the Company with respect to any of the products or services being considered, developed, sold or otherwise provided by the Company at such time; and (ii) will not, for a period of (12) twelve months within the United States and Canada directly or indirectly, employ, or knowingly permit any company or business organization directly or indirectly controlled by him or her to employ, any person who is employed by the Company or in any manner seek to induce any such person to leave his or her employment by the Company or in any manner seek to induce any such person to leave his or her employment with the Company.

                     Any unexercised Options shall be forfeited immediately upon a breach of such undertaking as determined by the Committee, any such determination to be final and binding on all parties.


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                         (b) The Optionee  hereby agrees that he or she will not
at any time, whether during or after the termination of the Optionee's employment, reveal to any person or entity any of the trade secrets or
confidential  information  concerning  the  products,  services,   organization,
business or finances of the Company or of any third party which the Company is under an obligation to keep confidential (including but not limited to trade secrets or confidential information respecting inventions, designs, methods,
know-how,   techniques,   systems,   processes,   software  programs,  works  of
authorship, customer lists, projects, plans and proposals), except as may be required in the ordinary course of performing the duties as an Optionee of the Company, and the Optionee shall keep secret all matters entrusted to him or her and shall not use or attempt to use any such information in any manner which may injure or cause loss or may be calculated to injure or cause loss, whether directly or indirectly, to the Company. Any unexercised Options shall be forfeited immediately upon a breach of such undertaking as determined by the Committee, any such determination to be final and binding on all parties.

                         (c) Any  unexercised  Options that have been awarded to
the Optionee shall be forfeited if the Committee determines that the Optionee's employment has been terminated because of willful misconduct or gross negligence, or if at any time after the termination of an employment, the Committee determined that the Optionee has failed satisfactorily to carry out any of her or his remaining obligations to the Company; or has engaged in any activity which is hostile, detrimental or antagonistic to the best interests of


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the Company;  or the Optionee has been convicted of a crime or offense involving the misappropriation of money or of a felony. The Committee's determination with respect to a forfeiture shall be set forth in a notice given to the Optionee and to the Company and shall be final and binding on both; any forfeiture shall take place immediately upon receipt of the notice by the Company.

                         (d) If any court of competent jurisdiction shall at any
time deem any term of this Agreement or any provision or provisions of any covenant, undertaking or agreement on the part of the Optionee contained in this
Section 5  ("Restrictive  Covenants")  too  lengthy  or too  restrictive  or the territory too extensive, the other terms and provisions of Section 5 shall nevertheless stand, the restrictive periods shall be deemed to be the longest periods permissible by law under the circumstances, the other restrictive provisions and conditions shall be the most protective to the Company as may be permissible under law in the circumstances, and the territory in which activities are restricted shall be deemed to comprise the largest territory permissible by law under the circumstances. The court in each case shall reduce the Restrictive Covenants, time period, territory and/or other restrictions or provisions to the maximum permissible duration or size or reasonable restriction.

                         (e)  Reasonableness.  Optionee  acknowledges and agrees
that the Restrictive Covenants are reasonable and necessary for the protection of the Company's business interests. Nothing contained herein shall be construed



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as  prohibiting  the Company from  pursuing any other  remedies  available to it including equitable relief and the recovery of any damages.

                  6. No Right to Dividends, Distributions or Voting. The Optionee shall not have any rights as a shareholder with respect to any Option Shares until the date of issuance of stock certificate for such Option Shares upon due exercise of this Option. Until the issuance of stock certificates, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to Option Shares notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date the stock certificate is issued except as provided in
Section 7 hereof.

                  7. Adjustment in Option Shares. If all or any portion of this Option is exercised subsequent to any stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock, spin-off, reorganization or liquidation, as a result of which shares of any class shall be issued in respect of outstanding shares of common stock or shares of common stock shall be changed into the same or a different number of shares of the same or another class or classes, the person or persons so exercising this Option shall receive, for the aggregate price payable upon such exercise of this Option, the aggregate number and class of shares which, if shares of common stock (as authorized at the


                                       -7-

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Grant  Date) had been  purchased  at the Grant Date of this  Option for the same aggregate price (on the basis of the option price per share provided in this Option) and had not been disposed of, such persons or persons would be holding at the time of such exercise, sa a result of such purchase and any such stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock, spin-off, reorganization or liquidation; provided, however, that no fractional share shall be issued upon any such exercise. If any such adjustment shall result in the Optionee being entitled to exercise this Option with respect to a fractional share, the number of shares subject to this Option shall be reduced to the next lower number of full shares.

                  In the event of any such change in the outstanding common stock of the Corporation, the aggregate number and class of shares reserved by the Corporation for exercise of options to purchase common stock shall be that number and class which a person, to whom an Option had been granted for all of such reserved shares of common stock on the date preceding such change, would be entitled to receive as provided in the first sentence of this Section 7.

                  If, in connection with any Change of Control, any Option is not proposed to be assumed by the surviving corporation or the purchaser in a manner which will carry out the intention of this Agreement in view of the Committee or others appointed to administer stock options, which may be but need not be the Committee appointed to administer other options (the "Committee"),


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then, (i) the terms of any outstanding Option may be amended by the Committee to provide that the date of termination of such Option may be extended, (ii) the date on which such Option, or any part thereof not then exercisable may be exercised may be advanced to a date to be fixed by the Committee, or a limited period of exercisability may be so established, (iii) the terms of such Option may be modified so as to permit the acquisition by the Optionee (during the same period of exer-cisability as provided under this Agreement) of any cash, property or securities which would be receivable by him or her if he or she owned the total number of Option Shares immediately prior to such event, (iv) such other action, if any, may be taken by the Committee through amendment of this Agreement or otherwise, including surrender for value and/or the grant of rights to acquire cash, property or securities, as may be necessary or appropriate to carry out the intent of this Agreement; and/or (v), in the event of a hostile Change of Control, if none of the foregoing action is taken, the Option shall become exercisable as to all Option Shares upon the completion of the Change of Control. The provisions of Section 4(f) of the Plan shall not apply to this Option Agreement.


                  8. Exercise. This Option shall be exercised by written notice to the Corporation at its principal place of business, accompanied by full payment of the purchase price, which notice shall:


                                       -9-

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                           (a)  state the election to exercise  the Option,  the
                                number of shares in respect of which it is being exercised, the person in whose name the stock certificate or certificates for such shares of common stock is to be regis- tered, his address and social security number (or if more than one, the names, addresses and social security numbers
                                of   such    persons);

                           (b) contain such representations and agreements as to the holder's investment intent with respect to such shares of common stock as may be satisfactory to the Corporation's counsel;

                           (c) be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel for the Corporation, of the right of such person or persons to exercise the Option.

                  Payment of the  purchase  price of any Option  Shares shall be
(i) by certified or bank cashier's or teller's check or (ii) by shares of common stock of the Company duly endorsed for transfer valued at fair market value at the date of tender as determined in accordance with the Plan. The certificate or certificates for shares of common stock as to which the Option shall be exercised shall be registered in the name of the person or persons properly exercising the Option.


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                  9.  Compliance  with  Laws  and  Regulations.  The  grant  and exercise of this Option, and the Corporation's obligation to sell and deliver stock hereunder, are subject to such approvals by any regulatory or governmental agency as may be required and shall comply with all relevant provisions of applicable Federal and state laws, rules and regulations, including, without limitation, the Securities Act of 1933, the Securities Exchange Act of 1934, state securities laws, the rules and regulations promulgated thereunder, and the
requirements  of  any  stock  exchange  or  of  any  quotation   association  or
organization upon which the Option Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance. The Corporation may imprint any legends on the Options Shares restricting their subsequent sale or transfer which may be required by state or Federal law.

                  By accepting this Option, the Optionee represents and warrants for himself and any other person or persons properly exercising this Option that any and all shares purchased hereunder shall be acquired for investment and not with the intention to sell or distribute such shares. As a condition to the exercise of this Option in whole or in part at any time, the Optionee or other person or persons properly exercising the Option shall deliver to the Corporation a written representation that the shares being purchased are being acquired for investment and not with a present intention of sale or with a view to distribution, and a consent that the certificate representing such shares be endorsed to indicate such representation.


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                  The Corporation  shall not be liable in the event it is unable to issue or sell shares of common stock or other securities to the Optionee if such issuance or sale would be unlawful, nor shall the Corporation be liable if the issuance or sale of shares of common stock or other securities to an Optionee is subsequently invalidated.

                  10. Withholding. The Corporation shall withhold all income or other taxes required to be withheld by applicable law and shall remit them to the appropriate taxing authority.

                  11. Employment Rights. Nothing contained in the Plan or in this Option shall confer upon the Optionee any right to be employed by, or to be continued in the employ of, the Corporation or of any of its subsidiaries or interfere in any way with the right of the Corporation or any subsidiary by whom such person may be employed to terminate his employment at any time.

                  12. Notice of Disposition. Optionee or his estate or legal representative shall immediately notify the Corporation in the event of any disposition of any kind by him of Option Shares acquired pursuant to this Option.

                  13. Notices. Any notice to be given under the terms of this Option shall be addressed to the Corporation or to the Optionee at the addresses appearing on the first and last pages of this Agreement, or at such other


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address  as either  party may  hereafter designate in writing to the other.

                  14. Interpretation of this Agreement. Any dispute regarding the interpretation of this Agreement shall be resolved in accordance with the Plan and may be submitted by the Optionee or by the Corporation forthwith to the Committee for resolution, which shall review such dispute at the time of the next regular meeting of the Board or such Committee. The decision of the Committee, as the case may be, with regard to such dispute shall be final and binding upon the Corporation and upon the Optionee.

                  15. Successors and Assigns. Except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors and assigns of the Corporation and the administrators, heirs and legal representatives of the Optionee.

                  16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  17. Amendments. No provision of this Agreement shall be modified, amended, extended or waived except in writing signed by the parties hereto or as otherwise be permitted or con- templated by the Plan.



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                  IN WITNESS WHEREOF,  the Corporation has caused this Agreement to be duly executed in duplicate by its duly authorized officer, and Optionee has executed this Agreement in duplicate, all as of the date and year first above written.


                                       MEDIWARE INFORMATION SYSTEMS, INC.


                                       By___________________________
                                         Chairman of the Board



Number of Option Shares                Optionee


_____________________________          _______________________________


                                       ________________________________
                                              Name and Address



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